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                                                                    EXHIBIT 99.2


                                                                January 15, 2002

Dear Online Resources Stockholder:

        On December 5, 2001, your Board of Directors authorized the company to proceed with the adoption of a Stockholder Rights Plan designed to prevent an acquirer from gaining control of Online Resources Corporation without offering a fair price to all of Online Resource's stockholders. This plan was adopted as of January 11, 2002. Under the terms of the Stockholder Rights Plan, the Board of Directors has declared a distribution of Preferred Stock Purchase Rights, payable to holders of record of Online Resources Common Stock on January 11, 2002. The attached "Summary of Rights to Purchase Preferred Stock" will provide you with the relevant information regarding these Rights, and we urge you to read it carefully. Until the Distribution Date described in the attached Summary, the Rights will be evidenced by the certificates for shares of your outstanding Common Stock. You will not now be receiving any further evidence of the Rights.

        The Stockholder Rights Plan is intended to protect your interests in the event you or Online Resources are confronted with coercive or unfair takeover practices. The Stockholder Rights Plan contains provisions to safeguard you in the event of an unsolicited offer to acquire Online Resources, including offers that do not treat all stockholders equally, the acquisition in the open market or otherwise of shares constituting control without offering fair value to all stockholders, and other abusive takeover practices which the Board believes are not in the best interests of Online Resources' stockholders. These practices can be used to unfairly pressure stockholders to accept an inadequate takeover proposal or to prevent the Board of Directors from developing alternatives to such a proposal.

        The Stockholder Rights Plan is not intended to prevent a takeover of Online Resources on terms that are favorable and fair to all stockholders and will not do so. The Stockholder Rights Plan is designed to deal with the very serious problem of unilateral actions by hostile acquirers which are calculated to deprive Online Resource's Board of Directors and its stockholders of their ability to determine the destiny of Online Resources without paying or offering to pay fair value to all stockholders. However, the mere declaration of the rights dividend should not affect any prospective offer or willing to make an all-cash offer at a full and fair price or to negotiate with the Board and it certainly will not interfere with a merger or other business combination transaction approved by the Board.

        The Rights are not being distributed in response to any effort to acquire control of Online Resources, and the Board of Directors is not aware of any such effort. The Stockholder Rights Plan has been adopted in order to strengthen the ability of the Board to protect your interests.

        Issuance of the Rights does not in any way weaken Online Resources' financial strength or interfere with its business plans. The issuance of the Rights will not dilute reported earnings per share, is not taxable to Online Resources or to you under U.S. law, and will not change the way in which you can currently trade your shares in Online Resources. The Rights will be exercisable only if certain events occur. You are not required to take any action in connection with the adoption of the Stockholder Rights Plan. However, you should keep the attached Summary with your Online Resources Common Stock certificates.

        We believe that substantial long-term value will be realized by Online Resources and we are working hard to achieve that value. In adopting the Stockholder Rights Plan, we have expressed our determination that you, our stockholders, be given every opportunity to participate fully in that value.

                                          For the Board of Directors,

                                          Very truly yours,

                                          /s/ Matthew P. Lawlor
                                          ---------------------

                                          Matthew P. Lawlor
                                          Chairman and Chief Executive Officer

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SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

        On December 5, 2001, the Board of Directors of Online Resources Corporation (the "Company") declared a dividend of one preferred stock purchase right (a "Right") for each outstanding share of the Company's Common Stock, 1/100th of one cent par value per share (the "Common Stock"), to stockholders of record at the close of business on January 11, 2002 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of Series B Junior Participating Preferred Stock, $0.01 par value per share (the "Preferred Stock"), at a purchase price of $115.00 per Unit (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer and Trust Company as Rights Agent.

        Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement or disclosure that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date") or (ii) 10 business days following the commencement of a tender offer or exchange offer that may result in a person, entity or group becoming an Acquiring Person.

        Until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding, even without such notation, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights may be exercised so that only whole shares of Preferred Stock will be issued.

        The Rights are not exercisable until the Distribution Date and will expire at the close of business on January 11, 2012, unless earlier redeemed by the Company as described below (such date upon which Rights are no longer exercisable is hereinafter referred to as the "Expiration Date").

        As soon as practicable after the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, such separate Rights Certificates alone will represent the Rights. Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date.

        At any time following the Distribution Date, if (i) the Company is the surviving corporation in a merger with an Acquiring Person and its Common Stock is not changed or exchanged, (ii) a person, entity or group becomes an Acquiring Person (except pursuant to an offer for all outstanding shares of Common Stock which the Board determines to be fair to, and otherwise in the best interests of, the Company and its stockholders), (iii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement, or
(iv) during such time as there is an Acquiring Person, an event occurs which results in such Acquiring Person's ownership interest being increased by more than 1% (e.g., a reverse stock split), each holder of a Right will thereafter have the right to receive, upon exercise, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) which equals the exercise price of the Right divided by one-half of the current market price (as defined in the Rights Agreement) of the Common Stock at the date of the occurrence of the event. However, Rights are not exercisable following the occurrence of any of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or under certain circumstances specified in the Rights Agreement were, beneficially owned by an Acquiring Person will be null and void. The events set forth in this paragraph are referred to as "Section 11(a)(ii) Events."

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        In the event that, at any time following the Stock Acquisition Date, (i)
the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation (other than a merger which follows an offer determined by the Board of Directors to be fair as described in clause (ii) of the second preceding paragraph), or (ii) more than 50% of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, that number of shares of common stock of the acquiring company which equals the exercise price of the Right divided by one-half of the current market price (as defined in the Rights Agreement) of such-common stock at the date of the occurrence of the event. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

        At any time after the occurrence of a Section 11(a)(ii) Event, the Board may exchange the Rights (other than Rights owned by an Acquiring Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one Common Stock Equivalent (as defined in the Rights Agreement), per Right (subject to adjustment).

        The Purchase Price payable, and the number of units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

        In general, the Company may redeem the Rights in whole, but not in part, at any time until ten days following the Stock Acquisition Date, at a price of $0.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors). After the redemption period has expired, the Company's right of redemption may be reinstated if either (i) an Acquiring Person reduces its beneficial ownership to less than 15% of the outstanding shares of Common Stock in a transaction or a series of transactions not involving the Company, or (ii) the Board of Directors approves the merger of the Company with, or acquisition of the Company by, a person or entity unrelated to the Acquiring Person. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.01 per Right redemption price.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

        Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After such event, the provisions of the Rights Agreement may be amended by the Board of Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding title or interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement, provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

        A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated January 15, 2002. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

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ORCC SHAREHOLDER RIGHTS PLAN Q&A

Q:  DOES ONLINE RESOURCES HAVE A STOCKHOLDER RIGHTS PLAN?

A: Yes, on January 15, 2002, Online Resources announced that its Board of Directors has adopted a stockholder rights plan. In adopting the plan, Online Resources stated that it was not doing so in response to any known effort to acquire Online Resources but that the plan is designed to assure that all Online Resources stockholders will receive fair and equal treatment in the event of any unsolicited attempt to acquire Online Resources.

Q:  WHAT ARE THE DETAILS OF THE STOCKHOLDER RIGHTS PLAN?

A: A full description of the plan can be found on file in an Online Resources' filing with the SEC (provide link).

In summary, the plan was implemented by declaring a dividend distribution of one preferred share purchase right for each outstanding share of Online Resources' common stock. The dividend will be distributed to stockholders of record on January 11, 2002 and will be payable as of the close of business on that date. The rights will expire on January 11, 2012 unless redeemed prior to that date. The distribution of the preferred share purchase rights is not taxable to Online Resources' stockholders.

Each right will entitle registered holders of Online Resources' common stock to purchase one one-hundredth of a share of a new series of junior participating preferred stock, designated as "Series B Junior Participating Preferred Stock" for each share of common stock they hold. The rights generally will be exercisable only if a person (which term includes an entity) or group (i) acquires 15% or more of Online Resources' common stock or (ii) announces a tender offer the consummation of which would result in ownership by that person or group of 15% or more of the common stock. Once exercisable, and in some circumstances if certain additional conditions are met, the rights plan allows Online Resources' stockholders (other than the acquirer) to purchase common stock in Online Resources or in the acquiror at a substantial discount.

Prior to the ten days following the acquisition by a person or group of beneficial ownership of 15% or more of Online Resources' common stock, the Board of Directors of Online Resources may redeem the Rights in whole, but not in part, at a price of $0.01 per Right. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. A detailed description of the rights plan will be mailed to stockholders at the time of the distribution.